                                                                 Exhibit 99.A.10

APPLICATION NO.

                             APPLICATION (PART 1)
                To Massachusetts Mutual Life Insurance Company
                     Springfield, Massachusetts 01111-0001


For: [_] New Life Insurance
     [_] New Disability Insurance
     [_] New BOE Insurance
     [_] New Policy as Exchange of Term Insurance
     [_] Conversion of Term or Disability Insurance
     [_] _________________________________________
     New Policy Under Option:
     [_]IPR  [_]DIPR  [_]IAR
     [_]BIPR [_] _______

--------------------------------------------------------------------------------
 Client Data
--------------------------------------------------------------------------------

1. Proposed Insured's       first name                                               middle name
      Name                  [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]      [_][_][_][_][_][_][_][_][_][_][_][_][_]
   (hereinafter referred    last name                                                                      suffix
     to as the Insured)     [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]      [_][_][_]
                                                                                                       (e.g. Jr., III)
                            street & no.                           city            state        zip
 2. Current Address         ____________________________________________________________________[_][_][_][_][_]-[_][_][_][_]

                            street & no.                           city            state        zip
 3. Prior Address           ____________________________________________________________________[_][_][_][_][_]-[_][_][_][_]
   (if within 5 years)
                            employer name
 4. Business Name &         ________________________________________________________________________________________________
    Address                 street & no.                           city            state        zip
                            ____________________________________________________________________[_][_][_][_][_]-[_][_][_][_]

                                                                                        mo.         day             yr.
 5. Social Security Number  [_][_][_]-[_][_]-[_][_][_][_]          6. Date of Birth ________________________________________

 7. [_] Male    [_] Female                                         8. Birthplace ____________________________________________
                                                                                            Type of Visa
 9. Citizen of USA   [_] Yes   [_] No      If "No," what country? ________________          [_] Perm.      [_] Temp.

 10. Applicant _____________________________________________________________________________________________________________
             (if other than Insured or Insured is under 16)                   (relationship to Insured)

 11. Plan Account Name (Employer) _________________________________  Plan Account No._______________________________________
   (complete if applicable)

--------------------------------------------------------------------------------
 Life Insurance Data
--------------------------------------------------------------------------------

 12. Owner(*print full name(s) and relationship(s) to the Insured)

     (a) [_] Insured
  *  (b) [_] Insured's _____________________________________, or his/her estate.
  *  (c) [_] Upon attainment of age _______, the Insured shall become the Owner.
             Until then, the Owner shall be the Insured's ____________________, if living, otherwise ____________________________________________, if living, otherwise the Insured.
  *  (d) [_] Lifetime Ownership in the Insured's __________________, if living, thereafter in the Insured's __________________________, if living, thereafter in the Insured.
     (e) [_] Trustee _______________________________, under the Trust Agreement dated _______________________(Copy of signed Trust Agreement required)
     (f) [_] Corporation ___________________________, its successor or assigns.
     (g) [_] Business associate ___________________________, or his/her estate.
     (h) [_] Business partner _____________________________, or his/her estate.
     (i) [_] Partnership _____________________________________________________.
  *  (j) [_] Other(e.g., Custodian, Charitable Gift, or Joint Ownership.
             Indicate Right of Survivorship or Tenancy-In-Common.)
             _________________________________________________________________
     If the last Owner is other than the Insured, and if all Owners are dead and the Insured is living, the Owner shall be the estate of the last Owner to die, unless otherwise requested.

 13. Owner's (if other than the Insured) Soc. Sec. No. or
     Taxpayer ID No. _________________________________________________________
     (If more than one Owner, give name and Soc. Sec. No. of all Owners in 15.)

 14. Owner's (if other than the Insured) Address
     street & no.              city       state     zip
     _______________________________________________[_][_][_][_][_]-[_][_][_][_]

 15. Remarks

--------------------------------------------------------------------------------
A3000-NY-9301

 APPLICATION NO.                                                         Page 2
--------------------------------------------------------------------------------
 16.Beneficiary (select only one of "a" through "j")
    (a) [_] Primary (print full name(s) and relationship(s) to Insured)
            __________________________________________________________________
            Secondary (optional, if "a" checked) (print full name(s) and relationship(s) to Insured)

            __________________________________________________________________
          ++
          +[_] and any lawful children of the Insured
  Select  +[_] and any children born of the marriage of the Insured and said
 only one++    spouse
  option  +[_] and any children born of the marriage of or legally adopted by
          +    the Insured and said spouse
          +[_] issue per stirpes of Secondary Beneficiaries
          ++

   (b) [_] Estate of the Insured (Select only if Estate is Primary Beneficiary.)
   (c) [_] Trustee under the Will of the Insured
   (d) [_] Trustee ___________________ under the Trust Agreement dated ________
   (e) [_] Corporation named in 12(f)
   (f) [_] Business associate named in 12(g)
   (g) [_] Business partner named in 12(h)
   (h) [_] Partnership named in 12(i)
   (i) [_] See Memo attached
   (j) [_] Other (Special Arrangements, e.g., Custodian, Charitable Gift, Tertiary Beneficiaries, etc.)
           ____________________________________________________________________
   Payment to the personal Primary and personal Secondary Beneficiaries shall be made in one sum, unless otherwise requested.

   Special Requests: (for (a), (f), and (g) only)
   (i) One sum for              (ii) Deferral Clause for
       [_] All Beneficiaries         [_] Primary Only
       [_] Primary Only              [_] All Beneficiaries
       [_] Secondary Only       Deferral Clause is for [_] 30 days [_]_____days.

   If two or more persons are the beneficiaries in any class, payment shall be made to them equally or to the survivor(s), unless otherwise requested. If payment is made in one sum and there is no beneficiary entitled to payment when the Insured dies and the Insured is the Owner at that time, payment shall be made to the estate of the Insured. But if the Insured is not the Owner, payment shall be made to the Owner.
--------------------------------------------------------------------------------
 17. Product

     [_] Whole Life                          [_] Enhanced Term 10
     [_] Limited Pay WL ____________         [_] Variable Life Plus
     [_] Enhanced Whole Life                 [_] Universal Life
     [_] APT                                 [_] ___________________
     [_] Term 10

 18. Amount of Insurance (a or b)

     (a) Face Amount $ _______________________________________________
     (b) Face Amount purchased by a premium of $ ________________________ at premium frequency applied for.
         [_] This premium includes all riders.

 19. Variable Life and Universal Life

     (a) First Premium $ _______________________________________________

     (b) Planned Premium (at frequency) $ ______________________________

     (c) Death Benefit Option (if applicable)     [_] 1      [_] 2

 20. Variable Life Net Premium Allocation
     [_] Equity       _______%           [_]  Blend        _________%
     [_] Money Market _______%           [_]  GPA          _________%
     [_] Managed Bond _______%           [_]   _____________________%

21. Automatic Premium Loan         [_] Yes               [_] No
      (not available on Term or Variable Life)

22. Loan Interest Rate (where elective)

     [_] Adjustable        [_] 8%      [_] 6% (VL only)      [_] ____________%

23. Policy Date (optional) __________________________________________________

24. Age of Issue (optional) _________________________________________________

25. Is the Insured applying for Preferred Nonsmoker Class?
     [_] Yes        [_] No

26. If the policy applied for will be used in connection with an employer-sponsored plan involving both males and females, will the policy be issued on a Unisex basis?
     [_] Yes        [_] No

27. Waiver of Premium Riders

    [_] Insured (Disability Only)
  * [_] Applicant-Adult Insured (Disability Only)
  * [_] Applicant-Adult Insured (Death or Disability)
  * [_] Applicant-Juvenile Insured (Death Only)
  * [_] Applicant-Juvenile Insured (Death or Disability)

*Complete Supplement A3300
--------------------------------------------------------------------------------
 For Variable Life Insurance, the Owner acknowledges:
 . Receipt of a prospectus for the policy applied for;
 . That the variable value of the policy may increase or decrease in accordance with the experience of the Separate Account(s);
 . That there are no minimum guarantees as to the variable value;
 . That the fixed value of the policy earns interest at a rate not less than a minimum specified rate; and
 . That the death benefit may be variable or fixed under specified conditions.

Note: Illustrations of benefits including death benefits, account values, and cash surrender values are available upon request.
--------------------------------------------------------------------------------
A3000-NY-9301

APPLICATION NO.                                                          Page 3
--------------------------------------------------------------------------------

 28. Other Riders

     [_] Accidental Death Benefit                     $
                                                        --------
     [_] Insurability Protection                      $
                                                        --------
     [_] Renewable Term - 1 year                      $
                                                        --------
     [_] Life Insurance Supplement Rider (LISR)
            ++
 Required   +(a)Supplemental Insurance Amt.           $
                                                        --------
    for    ++(b)LISR Annual Premium                   $
                                                        --------
   LISR     +(c)LISR Lump Sum Payment                 $
                                                        --------
            ++
     [_] Add'l Life Ins. Purchase (ALIR)              $
                                                        --------
     [_]                                              $
        ----------------------------------------
29. Dividend Option (Not available on Variable Life)
    [_] Paid-up Additions (not available on Term)
    [_] Reduce Premiums           [_] Cash
    [_] Accumulate at Interest    [_] Suppl. Insurance (EWL & LISR)
    [_] Dividend applied as Yearly

        Term Purchase with balance to: } (Not available on)
                                         Term, EWL, or LISR

    [_] Paid-up Additions         [_] Reduce Premiums

    [_]
        -------------------------------

30. ALIR Dividend Option

    [_] Paid-up Additions         [_] Same as Basic Policy
--------------------------------------------------------------------------------

 31.(a) Will the insurance now being applied for replace or change, or is it intended to replace or change, any insurance or annuity, in whole or in part, issued by this or any other company? [_] Yes [_] No If "Yes," complete the following.

             Company Name        Policy Number      Product         Face Amount
       -------------------------------------------------------------------------
                                                                 $
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

    (b) Are all or part of the surrender proceeds of any policy listed in
        31(a) being used to purchase the applied-for policy?
                                                      [_] Yes   [_] No
    (c) If the policy applied for is intended to qualify for a Section 1035 exchange, the approximate value of the policy to be exchanged is $_____ (If exchanging another company's policy, absolute assignment form and policy should accompany application.)

 32. Amount of Insurance currently applied for, contemplated, or now in force on the Insured in other companies. (Exclude amounts shown in 31(a).)

        If none, check here  [_]

     Company Name         Amt. of Life Ins.         Amt. of ADB            Waiver        Year(s) Issued or Curr. App.
-----------------------------------------------------------------------------------------------------------------------
                       $                     $                          [_] Yes  [_] No                       [_]
-----------------------------------------------------------------------------------------------------------------------
                                                                        [_] Yes  [_] No                       [_]
-----------------------------------------------------------------------------------------------------------------------
                                                                        [_] Yes  [_] No                       [_]
-----------------------------------------------------------------------------------------------------------------------

 33. Total amount of new insurance to be placed currently in all companies $
                --------------

--------------------------------------------------------------------------------
                           Juvenile Data (ages 0-15)
--------------------------------------------------------------------------------

 34. Total insurance currently applied for, contemplated, or now in force on Insured's father/mother/siblings (Name, age, relationship, and amount - explain if none)

     ---------------------------------------------------------------------------

 35. Total life insurance now in force in all companies on Applicant if other than parent $
                   -----------------------------------------

 36. Does the Insured reside with the Applicant?    [_] Yes   [_] No
     If "No," the Insured resides with

       Name _____________________________ Relationship _______________________

 37. Remarks

--------------------------------------------------------------------------------
A3000-NY-9301

APPLICATION NO.                                                          Page 4
--------------------------------------------------------------------------------
Disability Income (DI/TD) and Conditionally Renewable Disability Income
(CR/TCR) Data
--------------------------------------------------------------------------------

38. Owner       [_] Insured    [_] Other (Print name, address, taxpayer ID, and
                                          relationship to Insured in 47)
--------------------------------------------------------------------------------
39. Product [_] DI [_] TD [_] CR [_] TCR [_]___________

40. Basic Product(complete "a" through "c")

     (a) Monthly Income $__________________________

     (b) Waiting Period (days)

         [_] 30  [_] 60  [_] 90  [_] 180  [_] 365  [_]________

     (c) Maximum Benefit Period

         [_] to 1 yr   [_] 2 yrs   [_] 5 yrs  [_] to age 65

         [_] ADEA - 5 yrs (Class A only)   [_] ADEA - 65

         [_] Extended Benefit

         [_] 2 yr-Graded (CR/TCR) [_] 5 yr-Graded (CR/TCR)
                                                           %
         [_]__________________________

41. Policy Date (optional)________________________________

42. Age of Issue (optional)_______________________________

43. Occupational Class (for occupation(s) given in 78)

    [_] 5A [_] 4A [_] 3A [_] 2A [_] A [_]______

 44. Optional Riders                                  Waiting  Benefit
                                              Amt     Period   Period
                                              ---     ------   ------

     [_] Contingent Monthly Income          $______   ______   ______
          (CMR/CMRTD)

     [_] Annually Renewable DI              $______   ______   ______
          (ARDI/ARDITD)

     [_] Additional Monthly Income          $______   ______   ______
          (AMIR/AMIRTD)

     [_] Disability Income Purchase         $______   ______   ______
          (DIPR)

     [_] Income Adjustment (IAR) [_] 7% [_] 12% [_]______


     [_] Regular Occupation (ROR/RORTD)

     [_] ________________________

     [_] ________________________

45. Dividend Option

         [_] Reduce Premiums   [_] Cash   [_]__________
--------------------------------------------------------------------------------
46. (a) Will the Insured's employer pay all or part of the premium for this policy? [_] Yes [_] No

    (b) If split premium, the benefit period to be paid for by the employee will
        be    [_] 6 mos    [_] 12 mos    [_] 24 mos    [_]______
--------------------------------------------------------------------------------
47. Remarks


--------------------------------------------------------------------------------
Business Overhead Expense (BOE) Data
--------------------------------------------------------------------------------
48. Owner [_] Insured [_] Other (Print name, address, taxpayer ID, and relationship to Insured in 56)
--------------------------------------------------------------------------------
49. Basic Product(complete "a" through "c")

     (a) Monthly Overhead Expense Benefit $____________________

     (b) Waiting Period (days)

         [_] 30   [_] 60   [_] 90   [_]______

     (c) Maximum Benefit Period

         [_] 1 yr.   [_] 2 yrs.

50. Policy Date (optional)__________________

51. Age of Issue (optional)_________________

52. Occupational Class (for occupation given in 78)
    [_] 5A   [_] 4A   [_] 3A   [_] 2A   [_] A   [_]______

53. Dividend Option
    [_] Reduce Premiums   [_] Cash   [_]__________

54. Optional Riders

    [_] Business Insurability Protection (BIPR) $______________
    [_]________________________________________  ______________
--------------------------------------------------------------------------------
55. List Insured's share of current eligible monthly business overhead
    expenses:                                                    Amount

    Rent                                                     $____________

    Utilities(electricity, telephone, gas, etc.)              ____________

    Gross Employee Salaries (excluding                        ____________
    partners and stockholders)

    Taxes (payroll, property, Soc. Sec., etc.)                ____________

    Insurance(property, casualty, mal-                        ____________
    practice, employee benefit plans, etc.)

    Accounting and Legal fees                                 ____________

    Depreciation (other than bus. real estate)                ____________

    [_] Business Mortgage Principal                           ____________
or
    [_] Business Real Estate Depreciation                     ____________

    Interest                                                  ____________

    Misc.(license, fees, janitorial, etc.)                    ____________

    Subtotal(all of the above)                               $____________

    Professional replacement salary                           ____________

    Grand Total                                              $
                                                              ============

--------------------------------------------------------------------------------
56. Remarks



--------------------------------------------------------------------------------
A3000-NY-9301

APPLICATION NO.                                                           Page 5
--------------------------------------------------------------------------------
All Disability Insurance (DI, CR, TD, TCR, and BOE) Data
--------------------------------------------------------------------------------
57. Is the Insured actively working on a full-time basis?   [_] Yes [_] No
    (If "No," explain in 66)

58. Annual Unearned Income $_____________________

59. Net Financial Worth $___________________

60. If Insured is a business owner, check the appropriate box(es)

    [_] Sole Proprietor     [_] Active Partner (_____ % owner)
    [_] C Corporation(_____ % owner) [_] S Corporation (_____ % owner)

    Number of employees  Full-time_____________   Part-time_____________

61. Other Disability Coverage
    (a) Is the Insured now (or does the Insured expect to be) covered under any sick-pay, group, or association disability plan?
                    [_] Yes     [_] No    If "Yes," give details below:

                                                                                 Employer         Social Security
                                Waiting    Benefit                                 Paid              Offset
                                Period     Period       Amount                   Yes  No            Yes  No
                                ------     ------       ------                   ---  --            ---  --
           Employee Sick Pay   ________   ________  $_________________ weekly    [_]  [_]           [_]  [_]
           Weekly Plan         ________   ________  $_________________ weekly    [_]  [_]           [_]  [_]
           LTD                 ________   ________  $_________________ monthly   [_]  [_]           [_]  [_]
           Other _________________________________  (Give details in 66)

    (b)  Is there a qualified sick-pay plan in force?      [_] Yes    [_] No

    (c)  Government Coverage (check all that apply)
             [_] State Workers' Comp.    [_] State Disability / Cash Sickness
             [_] Federal Social Security
             [_] Municipal Plan          [_] Other (specify)___________________

62. Earned Income reported for Federal Income Tax purposes (not required for new policy under IAR). Provide complete answers to all that apply.

                                                                            Actual Prior              Actual Current
                                                                           Calendar Year             Year-To-Date as
                                                                           19__                     of of __ / __ / __
   If non-owner employee (Refer to W-2)
   (a) Gross salary                                                   $_____________________     $____________________
   (b) Bonus                                                           _____________________      ____________________
       Total Earned Income (a+b)                                      $                          $
                                                                       =====================      ====================

   If sole proprietor (Refer to Schedule C)
   (a) Gross business revenue                                         $_____________________     $____________________
   (b) Gross business expense                                          _____________________      ____________________
       Net Earned Income (a-b)                                        $                          $
                                                                       =====================      ====================

   If partner (Refer to Form 1065, Schedule K-1)
   (a) Business revenue based on _____% ownership                     $_____________________     $____________________
   (b) Business expense based on  _____% ownership                     _____________________      ____________________
   (c) Guaranteed payments to partner                                  _____________________      ____________________
       Net Earned Income (a-b+c)                                      $                          $
                                                                       =====================      ====================

   If "S" or "C" corporation (Refer to Form 1120S, Schedule K-1, or
      Form 1120)
   (a) Gross salary                                                   $_____________________     $____________________
   (b) Bonus                                                           _____________________      ____________________
   (c) Pension/profit sharing paid by corporation                      _____________________      ____________________
   (d) Business revenue based on _____% ownership                      _____________________      ____________________
   (e) Business expense based on _____% ownership                      _____________________      ____________________
   (f) Proportionate share of profit or loss (d-e)                     _____________________      ____________________
       Net Earned Income (a+b+c+f)                                    $                          $
                                                                       =====================      ====================

   Does the Insured prepare monthly financial statements?     [_] Yes   [_] No
--------------------------------------------------------------------------------
A3000-NY-9301

APPLICATION NO.                                                           Page 6
--------------------------------------------------------------------------------
63. Disability benefits currently applied for, contemplated, or now in force, provided by individual insurance on the Insured in other companies. If none, check here [_]. (Exclude amounts shown in 64.)

                                                                      Soc. Sec.
                        Type of Product                                 Offset
                       ----------------                    Monthly   -----------   Waiting   Benefit    Currently
     Company Name       DI         BOE    Policy Number    Benefit    Yes     No   Period    Period    Applied for
-------------------------------------------------------------------------------------------------------------------
                        [_]        [_]                                [_]     [_]                         [_]
-------------------------------------------------------------------------------------------------------------------
                        [_]        [_]                                [_]     [_]                         [_]
-------------------------------------------------------------------------------------------------------------------
                        [_]        [_]                                [_]     [_]                         [_]
-------------------------------------------------------------------------------------------------------------------

64. Will the insurance now being applied for replace or change, or is it intended to replace or change, any disability insurance, in whole or in
    part, issued by this or any other company? [_] Yes [_] No   If "Yes,"
    complete the following.

    Company Name         Policy Number       Monthly Income        Paid-To Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

65. Has Outline of Coverage been given? [_] Yes [_] No (required in some states)

66. Remarks



--------------------------------------------------------------------------------
Conversion, Exchange, and Option Data
--------------------------------------------------------------------------------
                  Term Life Insurance Conversion or Exchange
--------------------------------------------------------------------------------
67. (a)[_] Conversion of term insurance under policy number(s)__________________

           Date of New Policy (required)________________________________

           If not all of the term insurance is to be converted, complete the following.

                Policy            Name(s) of Term Rider(s)            Amount to             Balance to be
                Number                 if applicable                be converted        Terminated   Continued
           --------------------------------------------------------------------------------------------------------
                                                                $                            [_]        [_]
           --------------------------------------------------------------------------------------------------------
                                                                                             [_]        [_]
           --------------------------------------------------------------------------------------------------------

    (b)[_] Exchange of term insurance under policy number(s)__________________
       [_] Term policy no. ________ is amended by adding the right to exchange the term insurance provided by the policy for new term insurance. It is to be exchanged for the new term insurance applied for in this application. The policy will terminate when this new policy takes effect. Any dividends to the credit of the exchanged policy will be surrendered.
       [_] The term rider under policy no. ________ is amended by adding the right to exchange the term insurance provided by the rider for the new term insurance. It is to be exchanged for the new term policy applied for in this application. The rider will terminate when this new policy takes effect. If the existing policy has more than one term rider and not all of them are being exchanged, identify the one(s) being exchanged:___________________________________________
           __________________________________________________________________

           It is understood and agreed that any term insurance not exchanged is terminated when this new policy takes effect.

    The following applies to either a conversion or an exchange
    -----------------------------------------------------------

    (c) If the Term Insurance provides that ADB, IPR, and/or Waiver of Premium are to be included in the new policy, the riders will be automatically included unless otherwise requested here: Do not include
        [_] ADB [_] IPR [_] Waiver of Premium

    (d) [_] Rider(s) applied for in 28 was not in the term policy.

    (e) [_] The Face Amount applied for in 18is greater than the amount available for the conversion/exchange (requires evidence of insurability); this additional amount is $________________
            Note: Signatures - if an additional amount is applied for, the
                               Insured must sign as the "Proposed Insured."
                  Signatures of owner and assignee are also required.

--------------------------------------------------------------------------------
A3000-NY-9301

 APPLICATION NO.                                                         Page 7
--------------------------------------------------------------------------------
                 Life Insurance Insurability Protection Option
--------------------------------------------------------------------------------
68. Option under policy no(s).                             .
                              -----------------------------
   (a)[_]Regular Option Date [_]Substitute Option Date for [_]marriage
      [_]birth of child(ren) [_]adoption of child(ren)
                                Date of applicable event:
                                                         -----------------
   (b)[_]Rider(s) applied for in 28 was not in the original policy.
   (c)[_]The Face Amount applied for in 18 is greater than the amount available under the option (requires evidence of insurability); this additional amount is $
                    --------------------
   (d)[_]Two options are being combined. The amount being exercised from each
         is policy no.                      $
                      ---------------------- ---------------
      [_]One is a Substitute Option from policy no.
                                                   -------------
            policy no.                      $
                      ---------------------- ---------------
--------------------------------------------------------------------------------
                  Disability Insurance Conversion and Option
--------------------------------------------------------------------------------
69. (a)[_]Conversion of policy no (s).
                                      ------------------------------------------
       [_]Conversion of                   rider(s) under policy no(s).
                       -------------------                            ----------
       [_]Option under policy no(s)         [_]DIPR   [_]BIPR   [_]IAR  [_]
                                   ---------                               -----
          (Give details in 70.)
    (b)[_]Applying for rider(s) not in original policy.
       [_] Amount of Monthly Income (40(a) and 44) or Monthly Benefit (49(a)) applied for exceeds amount available under option (requires evidence of insurability); this excess amount is $
                                             -------------------------------
70.Remarks


--------------------------------------------------------------------------------
 Payment Data
--------------------------------------------------------------------------------

71.Premium Payments
   (a)   Billing Type                      Life                        Disability                       BOE
        --------------------------------------------------------------------------------------------------------------------
         Regular                           [_]                            [_]                           [_]
        --------------------------------------------------------------------------------------------------------------------
         Triple M                          [_]                            [_]                           [_]
        --------------------------------------------------------------------------------------------------------------------
         Invoice                           [_]                            [_]                           [_]
        --------------------------------------------------------------------------------------------------------------------
         Government Allotment              [_]
        --------------------------------------------------------------------------------------------------------------------
      If "Invoice," give Billing Arrangement No.
                                                -------------------
   (b)   Frequency                         Life                        Disability                       BOE
        --------------------------------------------------------------------------------------------------------------------
         Annual                            [_]                            [_]                           [_]
        --------------------------------------------------------------------------------------------------------------------
         Semiannual                        [_]                            [_]                           [_]
        --------------------------------------------------------------------------------------------------------------------
         Quarterly                         [_]                            [_]                           [_]
        --------------------------------------------------------------------------------------------------------------------
         Monthly                           [_]                            [_]                           [_]
        --------------------------------------------------------------------------------------------------------------------
        One month with balance of [_] Ann. [_] S. Ann. [_] Quar. [_] Ann. [_] S. Ann.[_] Quar. [_] Ann. [_] S. Ann.[_] Quar.
        --------------------------------------------------------------------------------------------------------------------

72.Who will pay premiums on this insurance?
   Life           [_] Insured        [_] Owner         [_] Other
                                                                 --------------
   Disability     [_] Insured        [_] Owner         [_] Other
                                                                 --------------
   BOE            [_] Insured        [_] Owner         [_] Other
                                                                 --------------

73.Has the first premium on the insurance applied for been paid?
   Life           [_] Yes      [_] No     If "Yes," amount paid is $
                                                                    ------------
   Disability     [_] Yes      [_] No     If "Yes," amount paid is $
                                                                    ------------
   BOE            [_] Yes      [_] No     If "Yes," amount paid is $
                                                                    ------------
74.Premium and Other Notices (If "Owner's Other" or "Other," print name(s) and address(es) in 75.)

        Send To                       Life         Disability         BOE
        ----------------------------------------------------------------------
         Insured's Home               [_]             [_]             [_]
        ----------------------------------------------------------------------
         Insured's Business           [_]             [_]             [_]
        ----------------------------------------------------------------------
         Owner's Home                 [_]             [_]             [_]
        ----------------------------------------------------------------------
         Owner's Other                [_]             [_]             [_]
        ----------------------------------------------------------------------
         Other                        [_]             [_]             [_]
        ----------------------------------------------------------------------
--------------------------------------------------------------------------------
A3000-NY-9301

APPLICATION NO.                                                          Page 8
--------------------------------------------------------------------------------
 75.Remarks


--------------------------------------------------------------------------------
 Personal Data Regarding the Insured
--------------------------------------------------------------------------------
76.(a) Has the Insured smoked cigarettes in the past 12 months? [_] Yes [_] No
   (b) If "No," has the Insured ever smoked them?               [_] Yes [_] No
   (c) Within the last 3 years has the Insured used tobacco
       or nicotine in any form? (If "Yes," give details in 85.) [_] Yes [_] No
77.Insured's current driver's license no.                    State
                                         --------------------     ---------
78.(a) Insured's Occupation(s) and Exact Duties
--------------------------------------------------------------------------------
   Occupation(s)                                     Exact Duties

--------------------------------------------------------------------------------
   (b) Length of time with current employer?                       If less than
                                            -----------------------
       6 mos., give name of previous employer(s), occupation(s), duties, and dates of employment for last three years in 85.
   (c) Is Insured self-employed? (If "Yes," give how
       long self-employed in 85.)                                [_] Yes [_] No

   Complete (d), (e), and (f) for DI, CR, TD, TCR, and BOE policies only

   (d) Indicate below the breakdown of duties stated in 78(a).
         Office                   %   Non-Office                %
               -------------------               ---------------
         Percent of Non-Office duties spent in
              Administration               %      Supervision              %
                             --------------                   -------------
                      Travel               %          Manual               %
                             --------------                   -------------
   (e) Is the Insured engaged in any part-time employment?
       (If "Yes," give details in 85.)                           [_] Yes [_] No
   (f) Is the Insured currently disabled?
       (If "Yes," give details in 85.)                           [_] Yes [_] No
--------------------------------------------------------------------------------
     Complete the following only if Evidence of Insurability is required.
                         Explain "Yes" answers in 85.
--------------------------------------------------------------------------------
79.Does the Insured now contemplate any:
   [_] foreign travel   [_] change of occupation?                [_] Yes [_] No
80.Within the last 3 years has the Insured been,
   or does the Insured now expect to become, a pilot,
   student pilot, or crew member of any type of aircraft?
   If "Yes," complete Aviation Supplement A3310                  [_] Yes [_] No
81.Within the last 3 years has the Insured taken part in,
   or does the Insured now expect to take part in,
   underwater diving, hang gliding, para sailing, para kiting, parachuting, skydiving, mountain climbing, or organized
   racing by automobile, motorcycle, motorboat, or snowmobile, or any other form(s) of hazardous activity?
   If "Yes," complete Avocation Supplement A3320                 [_] Yes [_] No
82.Within the last 5 years has the Insured been in a motor
   vehicle accident, been convicted of operating a motor
   vehicle while under the influence of alcohol or other
   drugs, been convicted of a moving violation, or received
   a driver's license restriction or revocation?                [_] Yes  [_] No
83.Has the Insured ever been convicted of a felony?             [_] Yes  [_] No
   Complete 84 for DI, CR, TD, TCR, and BOE policies only.
84.Name of Insured's medical/major-medical insurance carrier.

   -----------------------------------------------------------------------------
   (a) Policy No.                        (b) Certificate No.
                 ------------------------                   --------------------
   (c) Date and reason for most recent medical expense claim filed or paid on the Insured's behalf.

 85.Remarks



--------------------------------------------------------------------------------
A3000-NY-9301

APPLICATION NO.                                                          Page 9
--------------------------------------------------------------------------------
Agreement And Signatures
--------------------------------------------------------------------------------
The person(s) signing below agree that:
The Application - This is Part 1 of an application for Life and/or Disability Insurance. The application includes any Part 2 that may be required and any amendments or supplements to either Part. To the best of the knowledge and belief of the person(s) signing below, all statements in this Part 1 are complete and true and were correctly recorded. Each person signing below adopts all of the statements made in the application and agrees to be bound by them.

Company, as used in this Application, refers to Massachusetts Mutual Life Ins.
Co.

Liability of Company - The insurance applied for will not take effect unless each of the applicable conditions is met:

  1. For all cases: The first premium has been paid during the lifetime of all persons to be insured by the policy and the application has been approved by the Company at its Home Office/Principal Administrative Office.

  2. For insurance purchased on an Option Date under an insurability protection rider or agreement: The first premium must be paid within 60 days prior to, or on, the Option Date. If all applicable conditions are met, the insurance purchased under such rider or agreement becomes effective on that Option Date.

  3. For conversion or exchange: The policy that provides the insurance being converted or exchanged must be received by the Company at its Home Office/Principal Administrative Office. The first premium may be reduced by any conversion allowances permitted. If all applicable conditions are met, the insurance purchased under an exchange or conversion becomes effective on the Issue Date of the policy applied for.

  4. For insurance not provided for in 2 or 3 above: The first premium may be paid to the agent in exchange for a Conditional Receipt signed by that agent. If this is done, the Company shall be liable only as set forth in that Receipt. If not, (i) the policy must be delivered to the person named as Owner therein; and (ii) at the time of payment and delivery, all statements that relate to the insurability of the Insured are complete and true as though they were made at that time.

Authority of Agents - No agent can change the terms of this application or any policy issued by the Company. No agent can waive any of the Company's rights or requirements or extend the time for any payment.

Changes and Corrections - Any change or correction of the application will be shown on an Amendment of Application attached to the policy. Acceptance of any policy issued shall be acceptance of any change or correction of the application made by the Company. However, any correction or change of amount, classification, plan of insurance, or riders, and any change to a disability insurance policy applied for in this application, must be agreed to in writing.

Taxpayer Identification - The Owner of the policy applied for herein certifies, under penalties of perjury, that: (i) the number referred to in 5, 13, 38, or 48 of this application is his/her correct Taxpayer Identification Number (or he/she is waiting for a number to be issued); and (ii) he/she is not subject to backup withholding either because he/she has not been notified by the Internal Revenue Service (IRS) that he/she is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified him/her that he/she is no longer subject to backup withholding. If the IRS has notified said Owner that he/she is subject to backup withholding and he/she has not received notice from the IRS that backup withholding has terminated, he/she should strike out the language above in (ii) that he/she is not subject to backup withholding due to notified payee underreporting.

Authorization To Obtain And Disclose Information (For The Insured And/Or Applicant) - I have received the Notice about the Medical Information Bureau, Inc. (MIB). I have also received the Notice about the Fair Credit Reporting Act. I understand and authorize an investigative report to be made. This report may include information about my character, general reputation, personal characteristics, and mode of living. I hereby authorize certain parties that have any records or knowledge of me and my health (or my children and their health if juvenile insurance), to make such information available to the Company or its reinsurers. These parties include: any licensed physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the MIB, or other organization. I agree that a photocopy or facsimile of this authorization may be used to obtain information.

--------------------------------------------------------------------------------
  ANY POLICY ISSUED AS A RESULT OF A MATERIAL MISSTATEMENT OR OMISSION OF MATERIAL FACTS MAY BE VOID, AND THE COMPANY'S ONLY OBLIGATION SHALL BE TO RETURN PREMIUMS PAID.
--------------------------------------------------------------------------------
         For All Cases Except Conversions and Exchanges
Proposed Insured (if age 16 or older)

X
 --------------------------------------------

    For Conversions, Exchanges, or Option Purchases
Owner of Original Policy

X
 --------------------------------------------

Applicant (as given in 10)

X
 --------------------------------------------

Assignee of Original Policy

X
 --------------------------------------------

Owner (if neither of above)

X
 --------------------------------------------

-------------------------------------------------------------------------------
Signed at                                                 on
         -------------------------------------------------  --------------------
                  city                    state                     date
-------------------------------------------------------------------------------
General Agent submitting application

X
 --------------------------------------------

Agent who actually solicited this application

X
 --------------------------------------------

--------------------------------------------------------------------------------
A3000-NY-9301   Massachusetts Mutual Life Insurance Company and affiliated
               insurance companies   Springfield MA  01111-0001

                             APPLICATION (PART 2)

                    To:  Massachusetts Mutual Life Ins. Co.
                       Springfield, Massachusetts 01111

--------------------------------------------------------------------------------
 Personal Information
--------------------------------------------------------------------------------
In all cases, the terms "you" and "your" refer to the Proposed Insured.

1. a. Full name of Proposed Insured

First Name
[J][O][H][N][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]

Middle Name
[A][_][_][_][_][_][_][_][_][_][_][_][_][_]

Last Name
[D][O][E][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]

Suffix
[_][_][_] (e.g. Jr., III)

b. Date of Birth _____________________________________________

c. Client ID (If known) ______________________________________

d. Social Security No. [_][_][_] [_][_] [_][_][_][_]
--------------------------------------------------------------------------------
Do not complete 2 if being medically examined.

2. a.Height in shoes             ft.                 in.
                     -----------         -----------
   b.Weight (clothed)            lbs.
                     -----------
   c.Loss in weight in the past year? [_] Yes  [_] No

      If "Yes," Amount           lbs.  Reason
                      -----------             -----------------------

--------------------------------------------------------------------------------
                             Age if       Age at
3. Family History            Living       Death          Cause of Death
--------------------------------------------------------------------------------
   a.Father
--------------------------------------------------------------------------------
   b.Mother
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 General Health
--------------------------------------------------------------------------------
 If "Yes" to any question, please explain in 11 below.          Yes    No
--------------------------------------------------------------------------------
 4. Have any of your parents, brothers or sisters:
    a. had cardiovascular disease prior to age 60?              [_]    [_]
    b. ever had diabetes, kidney disease, or other
       familial disorder?                                       [_]    [_]
--------------------------------------------------------------------------------
 5. a. Have you smoked cigarettes in the last 12 months?.....   [_]    [_]
    b. If "no," have you ever smoked them?...................   [_]    [_]
    c. Do you use tobacco or nicotine in any other form?.....   [_]    [_]
--------------------------------------------------------------------------------
 6. Have you ever received any treatment in relation
    to alcoholism or use of alcohol?.........................   [_]    [_]
--------------------------------------------------------------------------------
 7. Have you ever used barbiturates, narcotics, cocaine or other
    controlled substances not prescribed by a physician?.....   [_]    [_]
--------------------------------------------------------------------------------
 8. Have you applied for life or health insurance and been
    declined, postponed, rated or restricted in the
    last ten years?..........................................   [_]     [_]
--------------------------------------------------------------------------------
 9. Have you ever requested or received a pension, benefits,
    or payment because of an injury, sickness or disability?    [_]     [_]
--------------------------------------------------------------------------------
10. Have you been treated for, or been diagnosed by
    a member of the medical profession, as having a
    deficiency of the immune system such as acquired
    immune deficiency syndrome (AIDS) or AIDS
    related complex (ARC)?...................................   [_]     [_]
--------------------------------------------------------------------------------
11.          COMPLETE 11 FOR EACH "YES" ANSWER IN 4 - 10 ABOVE
--------------------------------------------------------------------------------
    Question
    Number                              Explanatory Details and Remarks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A3500-NY-9000

----------------------------------------------------------------------------------------------------------------------------
 Medical History
----------------------------------------------------------------------------------------------------------------------------
                          Complete 29 Below For Each Medical History Checked in 12-27
For Questions 12 - 27, have you ever been advised of, treated for, or had any known indication of:
12. ASTHMA OR BRONCHITIS                        14. ULCER                                  16. CYSTS
         [_] Not Applicable                            [_] Not Applicable                       [_] Not Applicable
  Type:                                           Type:
     a - [_] Asthma                                a - [_] Duodenal                        a - Type:__________________________
     b - [_] Bronchitis                            b - [_] Gastric (stomach)                            (specify)
     c - [_] Chronic Bronchitis                    c - [_] Other_______________________
     d - [_] Other_________________                             (specify)                       [_]  Check here if removed
                     (specify)
                                                Yes No                                          Pathology:
 Yes  No                                        [_] [_] Have you had a bleeding ulcer?          [_] Benign (non cancerous)
 [_] [_] Wheezing between acute attacks?        [_] [_] Do you now have symptoms?               [_] Malignant (cancerous)
 [_] [_] Are the symptoms continuing?           [_] [_] Was surgery required?
-----------------------------------------------------------------------------------------   b - Type:__________________________
13. ARTHRITIS                                   15. COLITIS OR ILEITIS                                      (specify)
         [_] Not Applicable                                 [_] Not Applicable
  Type:                                             Type:
     a - [_] Degenerative/Osteoarthritis                a - [_] Spastic or Mucous Colitis            [_] Check here if removed
     b - [_] Rheumatoid                                 b - [_] Ulcerative Colitis
     c - [_] Gouty                                      c - [_] Crohn's Disease (Ileitis)        Pathology:
     d - [_] Other ______________________               d - [_] Other _________________              [_] Benign (non cancerous)
                     (specify)                                      (specify)                        [_] Malignant (cancerous)
                                                Yes No
Bones or joints involved_________________       [_] [_] Was there associated bleeding?
_________________________________________       [_] [_] Do you now have symptoms?
----------------------------------------------------------------------------------------------------------------------------------


17. Disorder of:
    a- [_] Eyes               b- [_] Ears                c- [_] Nose                 d- [_] Throat           e- [_] None of These
----------------------------------------------------------------------------------------------------------------------------------
18. a- [_] Spine              c- [_] Back                e- [_] Muscles              g- [_] Joints
    b- [_] Bones              d- [_] Neck                f- [_] Nerves                                        h- [_] None of These
                                                                (incl. Neuritis)
----------------------------------------------------------------------------------------------------------------------------------
19. a- [_] Fainting           c- [_] Convulsions         e- [_] Recurrent Headache   g-[_] Nervous Disorder
    b- [_] Dizziness          d- [_] Paralysis           f- [_] Stroke               h-[_] Mental Disorder    i- [_] None of These
----------------------------------------------------------------------------------------------------------------------------------
20. a- [_] Pneumonia          d- [_] Pleurisy            g- [_] Persistent
                                                                Hoarseness
    b- [_] Emphysema          e- [_] Shortness of        h- [_] Chronic Respiratory                           i- [_] None of These
                                     Breath                     Disorder
    c- [_] Tuberculosis       f- [_] Persistent Cough
----------------------------------------------------------------------------------------------------------------------------------
21. a- [_] High Blood         c- [_] Heart Murmur        e- [_] Heart Attack         g- [_] Blood Vessel
           Pressure                                                                         Disorder
    b- [_] Rheumatic Fever    d- [_] Palpitation         f- [_] Chest Pain           h- [_] Heart Disorder    i- [_] None of These
----------------------------------------------------------------------------------------------------------------------------------
22. a- [_] Hemorrhoids        d- [_] Anorexia Nervosa    g- [_] Recurrent            j- [_] Intestinal
                                                                Indigestion                 Disorder
    b- [_] Hepatitis          e- [_] Bulimia             h- [_] Stomach Disorder     k- [_] Gallbladder
                                                                                            Disorder
    c- [_] Diverticulitis     f- [_] Liver Disorder      i- [_] Recurrent Diarrhea   l- [_] Intestinal        m- [_] None of These
                                                                                            Bleeding
----------------------------------------------------------------------------------------------------------------------------------
23. a- [_] Kidney Stone       d- [_] Sugar in Urine      g- [_] Kidney Disorder      i- [_] Pus in Urine      k- [_] None of These

    b- [_] Albumin in Urine   e- [_] Prostate Disorder   h- [_] Reproductive System  j- [_] Sexually Transmitted
                                                                Disorder                    Disease, excluding AIDS and/or ARC
    c- [_] Blood in Urine     f- [_] Bladder Disorder
----------------------------------------------------------------------------------------------------------------------------------
24. a- [_] Diabetes           b- [_] Thyroid Disorder    c- [_] Endocrine (glandular) Disorder                d- [_] None of These
----------------------------------------------------------------------------------------------------------------------------------
25. a- [_] Allergies          c- [_] Leukemia            e- [_] Congenital Disorder
                                                                                                              g- [_] None of These
    b- [_] Anemia             d- [_] Blood Disorder      f- [_] Recurrent Infections
----------------------------------------------------------------------------------------------------------------------------------
26. a- [_] Sciatica           c- [_] Lameness            e- [_] Amputation
                                                                                                              g- [_] None of These
    b- [_] Gout               d- [_] Deformity           f- [_] Speech Defect
----------------------------------------------------------------------------------------------------------------------------------
27. a- [_] Skin Cancer        c- [_] Cancer              e- [_] Tumor

    b- [_] Fibroids           d- [_] Skin Disorder       f- [_] Lymph Gland Disorder                          g- [_] None of These
----------------------------------------------------------------------------------------------------------------------------------
Other Medical Information and Details
----------------------------------------------------------------------------------------------------------------------------------

28. Other than previously stated in this application, within the last five years have you:                      Yes     No
    ------------------------------------------------

    a. Had any mental or physical disorder? .................................................................   [_]    [_]

    b. Had a consultation, surgery, or injury requiring treatment by a physician, hospital or other medical
       facility? ............................................................................................   [_]    [_]

    c. Had any electrocardiogram, x-ray or other diagnostic test, excluding an HIV test? ....................   [_]    [_]

    d. Been advised to have medical treatment, diagnositc tests, excluding and HIV test, hospitalization
       or surgury which was not completed; or are you now planning to seek such advice or treatment? ........   [_]    [_]

    e. Been, or are you currently under treatment or taking any medication? .................................   [_]    [_]

For each item check "Yes", enter details in 29.
----------------------------------------------------------------------------------------------------------------------------------

A3500-NY-9000

                                                                          Page 3

----------------------------------------------------------------------------------------------------------------------------------
                                  COMPLETE 29 FOR EACH APPROPRIATE ITEM CHECKED IN 12 - 28 ABOVE
----------------------------------------------------------------------------------------------------------------------------------
29. Explanatory Details and Remarks for Medical History (Use form A3510 for additional histories).
----------------------------------------------------------------------------------------------------------------------------------
A.Ques.                                          Medication/           Still Under       #of Attacks/          Dates (mo/yr)
  No.               Diagnosis                      Treatment            Treatment        Occurrences          Onset Recovery
----------------------------------------------------------------------------------------------------------------------------------
                                                                      [_] Yes [_] No
----------------------------------------------------------------------------------------------------------------------------------
              Physician / Medical Facility Name                           Address                                    ZIP

----------------------------------------------------------------------------------------------------------------------------------
B.Ques.                                          Medication/           Still Under       #of Attacks/          Dates (mo/yr)
  No.               Diagnosis                      Treatment            Treatment        Occurrences          Onset Recovery
----------------------------------------------------------------------------------------------------------------------------------
                                                                      [_] Yes [_] No
----------------------------------------------------------------------------------------------------------------------------------
              Physician / Medical Facility Name                           Address                                    ZIP

----------------------------------------------------------------------------------------------------------------------------------
C.Ques.                                          Medication/           Still Under       #of Attacks/          Dates (mo/yr)
  No.               Diagnosis                      Treatment            Treatment        Occurrences          Onset Recovery
----------------------------------------------------------------------------------------------------------------------------------
                                                                      [_] Yes [_] No
----------------------------------------------------------------------------------------------------------------------------------
              Physician / Medical Facility Name                           Address                                    ZIP

----------------------------------------------------------------------------------------------------------------------------------
D.Ques.                                          Medication/           Still Under       #of Attacks/          Dates (mo/yr)
  No.               Diagnosis                      Treatment            Treatment        Occurrences          Onset Recovery
----------------------------------------------------------------------------------------------------------------------------------
                                                                      [_] Yes [_] No
----------------------------------------------------------------------------------------------------------------------------------
              Physician / Medical Facility Name                           Address                                    ZIP

----------------------------------------------------------------------------------------------------------------------------------
30. Personal Physician Information
 a. [_] Name / Address given in: [_] 29A [_] 29B [_] 29C [_] 29D         b. Reason you last consulted this physician
    [_] Have no personal physician                                          [_] As indicated in: [_] 29A [_] 29B [_] 29C [_] 29D
    [_] Other - give Personal Physician Name / Address here:                [_] Routine or General Exam - all findings normal
                                                                            [_] Other - give details here:

 Physician Name
                                                                     Date Last Seen
 -----------------------------------------------------------------                 -------------------------------------------------

 Address                                                             Diagnosis or
                                                                     Reason Last Seen
 -----------------------------------------------------------------                   -----------------------------------------------

 City                                    State    ZIP                Medication/
                                                                     Treatment
 -----------------------------------------------------------------             -----------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

I agree that: (1) this application consists of Parts 1 and 2 and any amendments and supplements which shall be attached to the policy if issued and (2) no knowledge on the part of any agent, medical examiner or any other person as to any facts pertaining to me shall be considered as having been made to or brought to the knowledge of the Company unless stated in either Part 1 or 2 of this application or any amendments or supplements. To the best of my knowledge and belief, all information is complete and true and was correctly recorded before I signed my name below.


Signed at                                on                      19
         --------------------------------  ----------------------  -------------
            city                  state            date


                                              Proposed
Witness                                       Insured
       -------------------------------------          --------------------------
       Medical Examiner or Agent Non-Medical
--------------------------------------------------------------------------------
A3500-NY-9000